UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23260

NorthStar Real Estate Capital Income Fund-ADV
(Exact name of registrant as specified in charter)

590 Madison Avenue, 34th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip code)

Kevin P. Traenkle
Chief Executive Officer and President
NorthStar Real Estate Capital Income Fund-ADV
590 Madison Avenue, 34th Floor
New York, NY 10022
(Name and address of agent for service)

Copy to:
Sandra Matrick Forman, Esq.
Colony NorthStar, Inc.
590 Madison Avenue, 34th Floor
New York, NY 10022

Registrant’s telephone number, including area code: (212) 547-2600

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

The annual report (the “Annual Report”) of NorthStar Real Estate Capital Income Fund-ADV (the “RE Capital Fund-ADV”) for the period from November 8, 2017 (commencement of operations) through December 31, 2017 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

NORTHSTAR
REAL ESTATE CAPITAL INCOME

2017 ANNUAL REPORT

NorthStar Real Estate Capital Income Fund-ADV

To Our Shareholders,

On behalf of your board of trustees and management team, we are pleased to present this shareholder letter in connection with the annual shareholder reports for NorthStar Real Estate Capital Income Fund ("NorthStar Capital"), NorthStar Real Estate Capital Income Fund-T ("NorthStar Capital - T"), and NorthStar Real Estate Capital Income Fund - ADV ("NorthStar Capital - ADV", collectively referred to with NorthStar Capital, as the "Funds"). Each report includes market commentary, performance commentary, a listing of each Fund's investments, and the audited financial statements for each Fund for the twelve months ended December 31, 2017, respectively.

The Funds and NorthStar Real Estate Capital Income Fund-C, a new feeder fund, invest substantially all of their assets in NorthStar Real Estate Capital Income Master Fund (the "Master Fund"), an investment company registered under the Investment Company Act of 1940, (the "1940 Act"), with identical investment objectives as the Funds. The Master Fund is externally managed by CNI RECF Advisors, LLC, (the "Advisor"), an affiliate of Colony NorthStar, Inc. (NYSE:CLNS) ("CLNS"), and its investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholder's capital, with a secondary objective of capital appreciation.

The Funds invest the net proceeds from their continuous public offerings through the Master Fund in a diversified portfolio of real estate and real estate-related investments, including but not limited to real estate securities and senior, subordinate and mezzanine loans, as well as preferred equity interests. Additionally, the Master Fund has the flexibility to acquire a limited amount of commercial real estate ("CRE") through direct and indirect investments including private equity funds and other joint ventures, which are intended to offer investors the potential for capital appreciation.

The January 2017 completion of the tri-party merger between NorthStar Asset Management Group Inc., NorthStar Realty Finance Corp. and Colony Capital, Inc., significantly enhanced the Funds' sponsor, CLNS, creating a leading diversified equity REIT with an embedded institutional and investment management business with $42 billion in CRE assets under management as of December 31, 2017. With an equity market capitalization of approximately $6.2 billion and liquidity of $2.1 billion as of December 31, 2017, CLNS is one of the largest diversified, publicly traded CRE owners and investment managers in the world.

On May 17, 2017, CLNS committed $20.0 million to acquire Class A shares of NorthStar Capital in addition to its already completed seed capital investment totaling $2.2 million in the Master Fund and the Funds, together (the "CLNS Commitment"). This commitment to the Funds, which was completely funded as of October 18, 2017 aligns our sponsor's interests with the Funds' shareholders by placing sponsor capital alongside shareholder capital. Moreover, by providing necessary capital for the formation of an early stage seed portfolio, our sponsor's commitment to the Funds creates further diversification, generation of accelerated cash flow from investments, and facilitates the Funds' ability to obtain future financing. CLNS's capital contributions, including the obligations associated with an expense support agreement, experienced investment management, and track record should continue to provide strong benefits to the Funds going forward.

Market Commentary

At the national level, the U.S. economy continues to demonstrate positive underlying fundamentals, with near-term recession risks remaining relatively low. The Federal Reserve's December 2017 decision to raise the federal funds rate for the fourth time in almost a decade reflects a consensus that the economic foundation driving the current expansion remains sound, as well as a belief that the labor market is close to or already at full employment, resulting in wage growth and increased consumer confidence.

CRE markets remain relatively healthy across all U.S. property types, with improving economic conditions contributing to robust property fundamentals and higher asset valuations. Certain dynamics in the current market, including increased property-level net operating income, high occupancy rates across property types, and the compression of capitalization rates (a metric used to estimate the potential return on an investment), lead us to expect real estate values to trend positively in the near term.

The market for commercial mortgage-backed securities ("CMBS"), which is often proxy for the broader CRE markets, continues to perform across property types with $94.5 billion of issuance through year-end 2017, an approximate 25% increase over 2016. Although growth in the issuance of CMBS acts as a signal of a strong CRE market, we continue to evaluate each investment and asset class based on our comprehensive underwriting process and disciplined credit approach.

The Master Fund's Portfolio

As of December 31, 2017, the sponsor has fully funded its $22.2 million commitment and the Master Fund invested $24.9 million in 17 diversified CMBS investments with a current weighted average unlevered yield of 6.3%. These investments include exposure to over 900 underlying CRE properties in a variety of real estate industry sectors including: office, retail, industrial, lodging, self- storage, multifamily, and mixed-use. The Master Fund's investments in CMBS are comprised of the following two categories: 1) lower yielding CMBS that are generally more liquid and 2) higher yielding CMBS with more limited liquidity profiles. Focusing on these complementary CMBS buckets enables the Master Fund to accelerate its pace of capital deployment while maintaining liquidity to satisfy anticipated quarterly redemptions. Over the longer term, the Master Fund intends to deploy equity into higher yielding and more permanent investments that seek to generate outsized returns relative to their risk profile.

We further believe the Master Fund's initial emphasis on CMBS will allow the Funds to capitalize on current CRE market conditions while maintaining downside protection given the sector's improved underwriting standards and favorable credit support and metrics (low loan-to-value relative to underlying collateral, high debt service coverage ratios, and strong debt yields) resulting in cushions to protect the Funds' shareholders' equity capital.

Although the Master Fund's current portfolio consists solely of CMBS investments, we expect to further diversify our portfolio across a broader spectrum of CRE asset classes and geographic locations upon raising additional capital. We are confident that these strategies, along with the application of prudent leverage to our CRE investments, will allow us to realize appreciation opportunities while diversifying our capital among property types and enhancing returns.

In addition, the Master Fund's investment strategy emphasizes the origination of floating rate loans and the financing of such loans with floating rate liabilities, allowing the Master Fund's portfolio to benefit directly in a rising interest rate environment. We believe that the gradual rising of interest rates coupled with an expansive U.S. economy will benefit this strategy and the Funds' shareholders.

The Funds' relationship with CLNS continues to provide us with significant benefits, including access to market-leading transaction sourcing, portfolio management capabilities, and institutional financing relationships. The Funds' progress to date can be directly attributed to our sponsor's financial wherewithal, extensive network of industry relationships, and it highlights the benefits of our association with a high-quality, institutional sponsor.

We are pleased with the Funds' continued progress and financial results during 2017 and we look forward to building on this momentum in 2018. The boards of trustees of the Funds and management teams remain committed to achieving the Funds' investment objectives through our investment strategy and comprehensive portfolio management capabilities, all with the goal of meeting the Funds' investment objectives.

We thank you for your continued support and confidence in CLNS and the Funds and look forward to a bright future.

Sincerely,

Kevin P. Traenkle

Kevin P. Traenkle
Chairman of the Board, Chief Executive Officer & President
Executive Vice President and Chief Investment Officer of
Colony NorthStar, Inc.

Table of Contents

NorthStar Real Estate Capital Income Fund-ADV
Annual Report for the period from November 8, 2017 (commencement of operations) through December 31, 2017:

NorthStar Real Estate Capital Income Master Fund
Annual Report for the Year Ended December 31, 2017:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NorthStar Real Estate Capital Income Fund-ADV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of NorthStar Real Estate Capital Income Fund-ADV (the "RE Capital Fund-ADV") as of December 31, 2017, and the related statements of operations and changes in net assets for the period from November 8, 2017 (commencement of operations) through December 31, 2017, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the RE Capital Fund-ADV as of December 31, 2017, the results of its operations and the changes in its net assets for the period from November 8, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the RE Capital Fund-ADV’s management. Our responsibility is to express an opinion on the RE Capital Fund-ADV’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the RE Capital Fund-ADV in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 23, 2018

We have served as the auditor of one or more investment companies in the NorthStar Real Estate Capital Income Funds group since 2016.

NorthStar Real Estate Capital Income Fund-ADV
Statement of Assets and Liabilities

December 31, 2017
Assets
Investment in NorthStar Real Estate Capital Income Master Fund (Cost $125,000)	$124,292
Cash	23,827
Expense reimbursement due from Advisor	6,958
Distributions receivable from NorthStar Real Estate Capital Income Master Fund	430
Total assets	155,507

Liabilities
Professional fees payable	6,215
Total liabilities	6,215
Net assets	$149,292

Commitments and contingencies (Note 8)

Composition of net assets
Common shares, $0.001 par value per share, unlimited shares authorized, 16,502 shares issued and outstanding	$17
Paid-in-capital in excess of par value	149,983
Net unrealized depreciation on investment	(708)
Net assets	$149,292

Net asset value per common share	$9.05

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Fund-ADV
Statement of Operations

For the period from
November 8, 2017* through
December 31, 2017
Investment income
Distributions from NorthStar Real Estate Capital Income Master Fund	$430
Interest income	77
Total investment income	507

Operating expenses
Professional fees	6,215
Custody fees	1,250
Total operating expenses	7,465
Less: Expense reimbursement from Advisor	(6,958)
Net investment income (loss)	—

Unrealized loss
Net change in unrealized depreciation on investment	(708)
Total net unrealized depreciation on investments	(708)
Net decrease in net assets resulting from operations	$(708)

* Commencement of operations

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Fund-ADV
Statements of Changes in Net Assets

For the period from
November 8, 2017*
through
December 31, 2017
Operations:
Net investment loss	$—
Net change in unrealized depreciation on investment	(708)
Net decrease in net assets resulting from operations	(708)

Capital Transactions
Issuance of common shares (Note 3)	150,000
Net increase in net assets resulting from capital transactions	150,000

Total increase in net assets	149,292
Net assets at beginning of period	—
Net assets at end of period	$149,292

* Commencement of operations

Refer to notes to accompanying financial statements.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

1.	Business and Organization

NorthStar Real Estate Capital Income Fund-ADV (the “RE Capital Fund-ADV”) was organized as a Delaware statutory trust on May 5, 2017. The RE Capital Fund-ADV is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”). The RE Capital Fund-ADV’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation. The RE Capital Fund-ADV intends to invest substantially all of its net assets in NorthStar Real Estate Capital Income Master Fund (the “Master Fund”). The Master Fund’s investment objectives and strategies are substantially the same as the RE Capital Fund-ADV’s. The RE Capital Fund-ADV’s audited financial statements should be read in conjunction with the attached audited financial statements for the Master Fund.

The RE Capital Fund-ADV commenced operations on November 8, 2017, when its registration statement was declared effective by the Securities and Exchange Commission (the “SEC”).

As of December 31, 2017, approximately 88.9%, 6.2%, 0.4% and 0% of the Master Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by RE Capital Fund, RE Capital Fund-T, RE Capital Fund-ADV and RE Capital Fund-C, respectively. The remaining 4.5% was held by Colony NorthStar FV Holdings, LLC (“Colony NorthStar FV”) an affiliate of Colony NorthStar (defined below).

The RE Capital Fund-ADV and the Master Fund are externally managed by CNI RECF Advisors, LLC (formerly known as NSAM B-RECF Ltd., the “Advisor”), a Delaware limited liability company which is a registered investment advisor under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Prior to January 11, 2017, the Master Fund was externally managed by an affiliate of NorthStar Asset Management Group Inc. (NYSE: NSAM) (“NSAM”). Effective January 10, 2017, NSAM completed its previously announced merger (the “Merger”) with Colony Capital, Inc. (“Colony”) and NorthStar Realty Finance Group (“NorthStar Realty”) to create Colony NorthStar, Inc. (“Colony NorthStar”). As a result of the merger, Colony NorthStar became an internally-managed equity real estate investment trust (“REIT”), with a diversified real estate and investment management platform and publicly-traded on the NYSE under the ticker symbol “CLNS.” Colony NorthStar manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded REITS and registered investment companies. In addition, following the Merger, the Advisor an affiliate of NSAM) became a subsidiary of Colony NorthStar.

Pursuant to a separate advisory agreement with each of the RE Capital Fund-ADV (the “Trust Advisory Agreement”) and the Master Fund (the “Master Fund Advisory Agreement”), the Advisor oversees the management of the RE Capital Fund-ADV’s and the Master Fund’s activities, respectively, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the RE Capital Fund-ADV’s and the Master Fund’s portfolios, subject to the oversight of the RE Capital Fund-ADV’s board of trustees (the “Board”) and the Master Fund’s board of trustees. The Advisor also provides asset management and other administrative services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the RE Capital Fund-ADV and the Master Fund, furnishes office facilities and equipment and provides clerical services to the RE Capital Fund-ADV and the Master Fund, performs the calculation and publication of the RE Capital Fund-ADV’s and the Master Fund’s net asset value (“NAV”), oversees the preparation and filing of the RE Capital Fund-ADV’s and the Master Fund’s tax returns, the payment of the RE Capital Fund-ADV’s and the Master Fund’s expenses and the performance oversight of various third party service providers.

The RE Capital Fund-ADV is registered under the 1940 Act, as a non-diversified, closed-end management investment company that intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes, or a so-called Subchapter C corporation for the taxable period ending December 31, 2017. The RE Capital Fund-ADV intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with the taxable year ending December 31, 2018. Refer to Note 2, “Summary of Significant Accounting Policies – Income Taxes” for further details.

On January 31, 2017, the Master Fund and the RE Capital Fund-ADV entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS, and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and the RE Capital Fund-ADV, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and the RE Capital Fund-ADV.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the RE Capital Fund-ADV have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The RE Capital Fund-ADV is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Investment in the Master Fund

The RE Capital Fund-ADV’s investment in the Master Fund is recorded at fair value and is based upon the RE Capital Fund-ADV’s percentage ownership of the common shares of the Master Fund. The performance of the RE Capital Fund-ADV is directly affected by the performance of the Master Fund. As of December 31, 2017, the RE Capital Fund-ADV held a 0.4% ownership interest, or $125,000 in the Master Fund.

Use of Estimates

The preparation of the RE Capital Fund-ADV’s audited financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates and those differences may be material.

Cash

As of December 31, 2017, cash represents cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The RE Capital Fund-ADV intends to invest substantially all of its net assets in the Master Fund. As such, the RE Capital Fund-ADV determines the NAV of its common shares of beneficial interest daily during the offering period and quarterly thereafter, based on the value of its interest in the Master Fund (provided by the Master Fund). The RE Capital Fund-ADV calculates NAV per common share by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the RE Capital Fund-ADV (the value of its interest in the Master Fund, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the RE Capital Fund-ADV. See Note 2, “Summary of Significant Accounting Policies” to the financial statements of the Master Fund for information on the Master Fund’s policies regarding the valuation of its portfolio investments.

Revenue Recognition

Realized gains and losses from Master Fund transactions will be calculated on the specific identification basis. Master Fund transactions are recorded on the effective date of the subscription in or the redemption from the Master Fund. Distributions received from the Master Fund are recorded on ex-dividend date.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the RE Capital Fund-ADV’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the RE Capital Fund-ADV’s registration statement on Form N-2 related to the public offering of its common shares. The offering costs incurred directly by the RE Capital Fund-ADV are accounted for as a deferred charge and are amortized over 12 months on a straight-line basis. Organization costs incurred directly by the RE Capital Fund-ADV are expensed as incurred.

The Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the RE Capital Fund-ADV in connection with the offering. The RE Capital Fund-ADV will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering, after the payment of selling commissions and dealer manager fees. The RE Capital Fund-ADV estimates that it will incur

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

approximately $1.8 million of O&O Costs if the maximum number of shares is sold. The RE Capital Fund-ADV records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. For allocated O&O, organization costs are recorded as an expense in the statement of operations and offering costs are recorded as a reduction to paid-in-capital on the statement of assets and liabilities. In addition, the RE Capital Fund-ADV indirectly bears its pro rata portion of O&O Costs incurred by the Master Fund based on its ownership of the Master Fund shares.

As of December 31, 2017, the Advisor and its affiliates incurred approximately $0.3 million of O&O Costs on behalf of the RE Capital Fund-ADV and no costs were allocated from the Advisor. Since inception of the RE Capital Fund-ADV, all O&O Costs have been incurred by the Advisor.

Income Taxes

For the taxable period ending December 31, 2017, the RE Capital Fund-ADV intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes, or a so-called Subchapter C corporation. If applicable, the RE Capital Fund-ADV will record any applicable income tax expense or benefit on its statement of operations or deferred tax assets and liabilities on its statement of assets and liabilities.

The RE Capital Fund-ADV intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code, beginning with the taxable year ending December 31, 2018. To maintain qualification as a RIC, the RE Capital Fund-ADV must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the RE Capital Fund-ADV will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The RE Capital Fund-ADV intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income, if any, and net capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The RE Capital Fund-ADV will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income, if any and 98.2% of any capital gain net income, if any.

Uncertainty in Income Taxes

The RE Capital Fund-ADV evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The RE Capital Fund-ADV recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the period from November 8, 2017 (commencement of operations) through December 31, 2017, the RE Capital Fund-ADV did not incur any interest or penalties.

Distributions

Distributions to the RE Capital Fund-ADV’s shareholders are recorded as of the record date.

Distribution Reinvestment Plan

The RE Capital Fund-ADV has adopted an “opt in” distribution reinvestment plan (“DRP”) pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the RE Capital Fund-ADV declares in cash. The RE Capital Fund-ADV expects to issue shares pursuant to the DRP at the monthly distribution payment date at a price equal to the NAV per share that is used to determine the offering price of the shares on the date of such monthly distribution payment date. Shares issued pursuant to the DRP will have the same voting rights as shares offered pursuant to the prospectus.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

3.	Share Transactions

Securities Offered

The RE Capital Fund-ADV is offering on a continuing basis up to 20,000,000 shares at the offering price, which equals the RE Capital Fund-ADV’s then current NAV per share. In July 2017, Colony NorthStar FV purchased shares of the RE Capital Fund-ADV. Refer to Note 4 for further details.

Below is a summary of the RE Capital Fund-ADV’s share transactions:

	For the period from November 8, 2017*
	through December 31, 2017
	Share	Amount

Gross proceeds from issuance of common shares	16,502	$150,000
Total - gross	16,502	150,000
Commissions and Dealer Manager Fees	—	—
Total - net	16,502	$150,000

* Commencement of operations

As of December 31, 2017, there were 16,502 common shares issued and outstanding, respectively. The related dealer manager fees and selling commissions were waived.

Status of Continuous Public Offering

Since commencing its continuous public offering on November 8, 2017 (commencement of operations) through December 31, 2017, the RE Capital Fund-ADV has not sold any shares to the public.

Share Repurchase Program

To provide shareholders with limited liquidity, the RE Capital Fund-ADV intends to conduct quarterly repurchases of shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to the Master Fund shares. The first offer to repurchase shares from shareholders is expected to occur in the first full calendar quarter after shares are first sold to the public. In months in which the RE Capital Fund-ADV repurchases shares, the RE Capital Fund-ADV will conduct repurchases no later than the 15th day of the month or the next business day if the 15th day is not a business day. Any offer to repurchase shares will be conducted solely through written tender offer materials mailed to each shareholder (and not through this prospectus) in accordance with the requirements under Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The RE Capital Fund-ADV’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the RE Capital Fund-ADV’s to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the RE Capital Fund-ADV’s and/or the Master Fund’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the RE Capital Fund-ADV’s assets (including fees and costs associated with disposing of assets);
•	the Master Fund’s investment plans;
•	the RE Capital Fund-ADV’s and the Master Fund’s working capital requirements;
•	the RE Capital Fund-ADV’s history in repurchasing shares or portions thereof;
•	the condition of the securities markets.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

The RE Capital Fund-ADV currently intends to limit the number of shares to be repurchased on each date of repurchase to the number of shares the RE Capital Fund-ADV can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of shares pursuant to its DRP for the previous calendar quarter, and/or (ii) the aggregate proceeds it has received from the sale of shares other than such shares issued pursuant to the DRP for the previous calendar month, immediately prior to the date upon which the notification to repurchase shares was provided to shareholders. The Board may, in its sole discretion, determine to limit the number of shares to be repurchased to an amount that is greater than or less than the amounts described above. The RE Capital Fund-ADV will further limit the number of shares to be repurchased in any calendar quarter to 5.0% of the weighted average number of shares outstanding in the previous full calendar quarter prior to the date upon which the notification to repurchase shares was provided to shareholders. In addition, beginning with the RE Capital Fund-ADV’s second full calendar year of operations, the RE Capital Fund-ADV will limit the number of shares to be repurchased in any calendar year to 20.0% of the weighted average number of shares outstanding in the prior calendar year. The RE Capital Fund-ADV will offer to repurchase such shares at a price equal to the NAV per share in effect on each date of repurchase.

The RE Capital Fund-ADV’s assets consist primarily of its interest in the Master Fund shares. Therefore, in order to finance the repurchase of its common shares pursuant to the repurchase offers, the RE Capital Fund-ADV may find it necessary to liquidate all or a portion of its interest in the Master Fund shares. As a result, the RE Capital Fund-ADV will not conduct a repurchase offer for common shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund shares. The members of the RE Capital Fund-ADV’s Board also serve on the Master Fund’s board of trustees, and the Master Fund’s board of trustees expects that the Master Fund will conduct repurchase offers for Fund shares as necessary to permit the RE Capital Fund-ADV to meet its intentions under its share repurchase program. However, there can be no assurance that the Master Fund’s board of trustees will, in fact, decide to undertake any repurchase offers.

For the period from November 8, 2017 (commencement of operations) through December 31, 2017, there were no repurchases of the RE Capital Fund-ADV’s shares.

4.	Related Party Transactions

Management and Incentive Fees

The RE Capital Fund-ADV will not incur a separate management fee or incentive fee under the Trust Advisory Agreement for so long as the RE Capital Fund-ADV has a policy to invest all or substantially all of its net assets in the Master Fund, but the RE Capital Fund-ADV and shareholders will be indirectly subject to the management fee and incentive fee. Pursuant to the Master Fund’s Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor will be entitled to a fee consisting of two components — the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”). The Management Fee will be calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average daily net assets during such period. The Incentive Fee will be calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the Mat Fund’s adjusted capital, at the beginning of the most recently completed quarter, of 1.50% subject to a catch-up feature. See Note 4, “Related Party Transactions” to the financial statements of the Master Fund attached hereto for a detailed description of the incentive fees payable by the Master Fund to the Advisor.

Reimbursement of Operating Expenses

The Advisor will be reimbursed by the RE Capital Fund-ADV, as applicable, for actual costs incurred in connection with providing administrative services to the RE Capital Fund-ADV. Allocation of the cost of such services to the RE Capital Fund-ADV will primarily be based on time allocations, but may also be based on objective factors such as total assets and/or revenues. The RE Capital Fund-ADV will also indirectly incur an allocation of administrative costs through its investment in the Master Fund. For the period from November 8, 2017 (commencement of operations) through December 31, 2017, there were no administrative services expenses incurred.

Distributor

On November 8, 2017, RE Capital Fund-ADV entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which ALPS has agreed to serve as the RE Capital Fund-ADV’s principal underwriter and act as the distributor of the RE Capital Fund-ADV’s shares.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

NorthStar Securities has entered into a wholesale marketing agreement with the Distributor in connection with the marketing of the RE Capital Fund-ADV’s shares. At December 31, 2017, no payment has been made to the Distributor.

Distribution and Servicing Fee

Pursuant to a distribution and shareholder servicing plan (the “Distribution and Shareholder Servicing Plan”) between the RE Capital Fund-ADV and the Distributor, the RE Capital Fund-ADV will compensate the Distributor and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the RE Capital Fund-ADV. The RE Capital Fund-ADV will be subject to a distribution and servicing fee, which will be accrued daily and payable monthly, at an annualized rate of 0.25% of the NAV per share beginning the first calendar month after the close of the offering. During the offering period, shares will be subject to the accrual of the distribution and servicing fee, however, such fees will not be paid during this period. The RE Capital Fund-ADV will cease paying a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the RE Capital Fund-ADV and shareholders, equals 2.0% of the gross proceeds from the offering excluding proceeds from share sales pursuant to the DRP; (ii) the date when the Distribution and Shareholder Servicing Plan terminates or is not continued; or (iii) the date at which a liquidity event occurs. For the period from November 8, 2017 (commencement of operations) through December 31, 2017, there were no distribution and servicing fees paid to the Distributor because the RE Capital Fund-ADV was still in its offering period.

Support Agreements

Pursuant to the Expense Support Agreements, Colony NorthStar FV will reimburse, on a quarterly basis, the RE Capital Fund-ADV and the Master Fund for expenses in an amount equal to the difference between the cumulative quarterly distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the RE Capital Fund-ADV’s or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income of the RE Capital Fund-ADV’s or the Master Fund, as applicable, minus any reimbursement payments payable to Colony NorthStar FV pursuant to this arrangement. Colony NorthStar FV’s obligation to make an expense payment shall automatically become a liability of Colony NorthStar FV and the right to such expense payment shall be an asset of the RE Capital Fund-ADV or the Master Fund, as applicable, on each day that the RE Capital Fund-ADV’s or the Master Fund’s, as applicable, net asset value is calculated.

The RE Capital Fund-ADV and the Master Fund have a conditional obligation to reimburse Colony NorthStar FV for any amounts funded by it under the Expense Support Agreements in any calendar quarter occurring within three years of the date on which Colony NorthStar FV funded such amounts, subject to the annualized rate of regular distributions declared by the RE Capital Fund-ADV and Master Fund at the time of such reimbursement is not less than the annualized rate of regular cash distributions declared by the RE Capital Fund-ADV and Master Fund at the time the expense payment was made to which such reimbursement relates. If such conditions do not occur within three years of such expense payment, Colony NorthStar FV is no longer entitled to reimbursement.

The Expense Support Agreements may be terminated at any time by the RE Capital Fund-ADV or Colony NorthStar FV or shall automatically terminate in the event of (i) the termination by the RE Capital Fund-ADV of the Trust Advisory Agreement, (ii) an assignment (as that term is defined under the 1940 Act) of the Trust Advisory Agreement, or (iii) the Board makes a determination to dissolve or liquidate the RE Capital Fund-ADV.

The following table reflects the expense reimbursement accrued from the Advisor to the RE Capital Fund-ADV for the period ended December 31, 2017 that may be subject to reimbursement to the Advisor:

Quarter Ended(1)	Amount of Expense Reimbursements	Annualized Rate of Distributions Per Common Share(2)	Reimbursement Eligibility Expiration
December 31, 2017	$6,958	0.00%	December 31, 2020
______________________________________________________

(1)	The Expense Support Agreement was implemented in November 2017 effective for the calendar quarter ended June 30, 2017, and on a quarterly basis thereafter.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular weekly cash distribution per common share as of such date without compounding), divided by the RE Capital Fund-ADV’s NAV per common share as of such date.

If the Expense Support Agreements have been terminated, some of the RE Capital Fund-ADV’s distributions may be paid pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and Colony NorthStar FV. Colony NorthStar FV has agreed to purchase up to an aggregate of $10.0 million in Master Fund shares, at the

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

current NAV per Master Fund share, of which $2.0 million was contributed by an affiliate of Colony NorthStar to the Master Fund as a seed capital investment. During any month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such month (“Distribution Shortfall”), Colony NorthStar FV will purchase shares required in order to cover the Distribution Shortfall up to an amount equal to a 6.0% cumulative, non-compounded annual return on the Master Fund’s shareholders’ invested capital prorated for such month.

Notwithstanding Colony NorthStar’s FV’s obligations pursuant to the Expense Support Agreement and the Distribution Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the RE Capital Fund-ADV. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. The Distribution Support Agreement expires at the earlier of: a) June 30, 2019; or b) the date upon which neither the Advisor nor its affiliate is serving as the Master Fund’s Advisor. For the year ended December 31, 2017, approximately $7,000 of expense support was provided to RE Capital Fund-ADV by Colony NorthStar FV. No distribution support was provided by Colony NorthStar FV.

Capital Contribution by Colony NorthStar

Prior to commencement of operations, an affiliate of Colony NorthStar FV contributed $150,000 to purchase 16,502 common shares of the RE Capital Fund-ADV at a price of $9.09 per share.

5.	Distributions

On November 9, the Board declared a distribution in the amount of $0.60 per share, accrued daily, to be paid in January, February and March of 2018. From the period from November 8, 2017 (commencement of operations) through December 31, 2017, no distributions were paid.

The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

RE Capital Fund-ADV expects that for a period of time, which time period may be significant, substantial portions of distributions may be funded through the reimbursement of certain expenses and additional support payments by Colony NorthStar that may be subject to repayment by RE Capital Fund-ADV within three years. The purpose of this arrangement is to minimize the extent any portion of RE Capital Fund-ADV’s distributions to shareholders will be paid from offering proceeds. Any such distributions funded through support payments or waivers of advisory fees are not based on RE Capital Fund-ADV’s investment performance and distributions can only be sustained if the RE Capital Fund-ADV achieves positive investment performance in future periods and/or Colony NorthStar continues to make such payments. RE Capital Fund-ADV’s future repayments of amounts reimbursed by Colony NorthStar will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that RE Capital Fund-ADV will achieve the performance necessary to sustain its distributions or that RE Capital Fund-ADV will be able to pay distributions at a specific rate or at all.

6.	Income Taxes

For the taxable year ended December 31, 2017, the RE Capital Fund-ADV intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes. The RE Capital Fund-ADV has a projected taxable loss for the year ended December 31, 2017.

The components of the deferred tax asset consist of the following:

December 31, 2017

Deferred Tax Asset
Unrealized Losses	$156
Net Loss Carryforwards	67
Total Deferred Tax Asset	223
Less: Valuation Allowance	(223)
Net Deferred Taxes	$—

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

The RE Capital Fund-ADV intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code beginning with the taxable year ending December 31, 2018. As a RIC, the RE Capital Fund-ADV will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The RE Capital Fund-ADV intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt income, if any, and net realized capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income.

Accordingly, the RE Capital Fund-ADV is assuming a 0% tax rate for the taxable year ending December 31, 2018.

For the year ended December 31, 2017, the RE Capital Fund-ADV recorded a full valuation allowance of $223 on its deferred tax asset as it is believed that it is unlikely to be realized given the expected 2018 RIC tax election.

A reconciliation of the federal tax rate to the RE Capital Fund-ADV’s effective income tax rate is as follows:

December 31, 2017

Tax at federal statutory rate	35.0%
State and local rate	1.11%
Total	36.11%
Permanent adjustments	(36.11)%
Effective tax rate	—%

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

7.	Financial Highlights

The following is a schedule of financial highlights:

For the period from
November 8, 2017(1)
through
Per share data(2):	December 31, 2017
Net asset value, beginning of period	$9.09
Results of operations
Net investment income (loss)(3)	—
Net realized and unrealized depreciation on investments	(0.04)
Net decrease in net assets resulting from operations	(0.04)
Net asset value, end of period	$9.05

Shares outstanding, end of period	16,502

Total return(4)(5)	(0.4)%

Ratio/Supplemental Data:
Net assets, end of period	$149,292

Ratio of net investment income (loss) to average net assets(6)	0.0%

Ratio of total operating expenses to average net assets(6)	33.7%
Ratio of expense reimbursement from Advisor to average net assets(6)	(31.4)%
Ratio of net operating expenses to average net assets(6)	2.3%

Portfolio turnover rate of NorthStar Real Estate Capital Income Master Fund	0.0%

(1)	Commencement of operations
(2)	Per share data may be rounded in order to compute the ending NAV per share.
(3)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(4)	The total return is calculated by determining the percentage change in NAV. The total return does not consider the effect of the sales load from the sale of the RE Capital Fund-ADV’s common shares.
(5)	Not annualized.
(6)	Annualized. Average net assets for the period from November 8, 2017 (commencement of operations) through December 31, 2017 are used for this calculation.

8.	Commitments and Contingencies

In the normal course of business, the RE Capital Fund-ADV may enter into contracts that contain a variety of representations which provide general indemnifications. The RE Capital Fund-ADV’s maximum exposure under the arrangements cannot be known; however, the RE Capital Fund-ADV expects any risk of loss to be remote.

9.	Subsequent Events

On February 22, 2018, the Board declared daily distributions at an annualized rate of $0.60 per common share from April 1, 2018 through June 30, 2018.

On February 16, 2018, Colony NorthStar and/or its subsidiaries entered into a definitive combination agreement (the “Proposed Transaction”) for the combination of NorthStar Securities with S2K Financial Holdings LLC (“S2K”). The Proposed Transaction would include Colony NorthStar contributing its broker-dealer, NorthStar Securities, in exchange for a majority ownership in

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

S2K, which will be called Colony S2K Holdings LLC. The Proposed Transaction, which is expected to close in the second quarter of 2018, is subject to the satisfaction of customary conditions (including the completion of required regulatory filings).

Other than noted above, the management of RE Capital Fund-ADV has evaluated events and transactions through the date of financial statement issuance, and has determined that there are no material events that would require adjustments to or disclosure in RE Capital Fund-ADV’s financial statements.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2017

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups - Interested Trustees and Independent Trustees. The address for each trustee is c/o NorthStar Real Estate Capital Income Fund-ADV, 590 Madison Avenue, 34th Floor, New York, New York 10022. As set forth in each of the RE Capital Fund-ADV’s and Master Fund’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Kevin P. Traenkle (47)	Chairman of the Board, CEO, and President	2017	Chairman, CEO and President of the Master Fund and the Feeder Funds and Colony NorthStar Credit Real Estate, Inc., (“Colony NorthStar Credit”); Executive Vice President and Chief Investment Officer of Colony NorthStar; Executive Vice President and Chief Investment Officer of Colony (2009-2017); Executive Director of Colony (2015-2017); Principal of Colony Capital, LLC (“CCLLC”) (2005-2017); Vice President of Acquisitions of CCLLC (2002-2005).	5	Chairman of the Master Fund, the Feeder Funds and Colony NorthStar Credit.
Independent Trustees
Daniel J. Altobello (76)	Trustee	2017	CEO and President of Caterair International Corporation (1989 - 1995); Executive Vice President of Marriott Corporation (1979 - 1989); President of Marriott Airport Operations Group (1979 - 1989).	5
Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”); Chairman of Altobello Family LP; Director of Arlington Asset Investment Corp.; Director of DiamondRock Hospitality Co.; Director of Mesa Air Group, Inc.; Trustee of Loyola Foundation, Inc.

Dianne P. Hurley (55)	Lead Independent Trustee	2017	CAO of A&E Real Estate; Startup consultant to asset management firms, including Stonecourt Capital, Imperial Companies and RedBird Capital Partners (2015-2017); Managing Director of SG Partners (2011 - 2014); COO, Global Distribution of Credit Suisse Asset Management (2009 - 2011); Chief Administrative Officer, TPG-Axon (2004 - 2009).	5
Trustee of the Master Fund and the Feeder Funds; Director of NorthStar/RXR New York Metro Real Estate, Inc. (“NorthStar/RXR”); Director of Griffin-American Healthcare REIT IV, Inc; Director of NorthStar Realty Europe Corp. (“NorthStar Realty Europe”).

Gregory A. Samay (59)	Trustee	2017	Previously Chief Investment Officer (previously an Investment Officer) of Fairfax County Retirement Systems (2011 - 2016); Executive Director and Chief Investment Officer of Arlington County Employees’ Retirement System (2005 - 2010).	5	Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2017

Executive Officers

Executive Officers for RE Capital Fund-ADV who are not Trustees are as follows:

Name (Age)	Position Held	Officer Since	Principal Occupation Past 5 Years
Executive Officers
Frank V. Saracino (51)	Chief Financial Officer and Treasurer	2015
Managing Director of Colony NorthStar (and its predecessor) since August 2015 and as the Chief Financial Officer and Treasurer of the Master Fund, the Feeder Funds and the NorthStar/Townsend Institutional Real Estate Fund Inc. (“NorthStar/Townsend Fund”) since each fund’s inception. Director of the NS Capital Income Master Fund REIT, Inc. (the “REIT Subsidiary”) since February 2017. Chief Financial Officer and Treasurer of each of NorthStar Healthcare and NorthStar/RXR since August 2015. Chief Financial Officer and Treasurer of NorthStar Income and NorthStar Income II from August 2015 through January 2018. Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC from July 2012 to December 2014. Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking.

Robert C. Gatenio (40)	Chief Operating Officer	2018
Managing Director and Co-Head of US Investment Management of Colony NorthStar (and its predecessor) since June 2014. Chief Operating Officer of the Master Fund and the Feeder Funds since January 2018. Investment Committee of the Advisor since January 2017. Chairman of the Board at NorthStar Healthcare and Vice Chairman from March 2016 to December 2017. Managing Director of NorthStar Realty Finance (“NorthStar Realty”) from 2010 to June 2014, as well as successive management positions since joining NorthStar Realty in 2006.

Sandra M. Forman (51)	General Counsel, Chief Compliance Officer and Secretary	2015
Senior Vice President, Deputy General Counsel and Chief Compliance Officer, Registered Funds of Colony NorthStar (and its predecessor) since October 2015. Chief Compliance Officer of the Master Fund, the RE Capital Fund and Fund-T since October 2015, and General Counsel and Secretary since October 2016. Associate General Counsel and Assistant Secretary of the Master Fund, the RE Capital Fund and RE Capital Fund-T from October 2015 to October 2016. General Counsel, Chief Compliance Officer and Secretary of the RE Capital Fund-ADV and the RE Capital Fund-C since inception. Chief Compliance Officer and Secretary of the NorthStar/Townsend Fund since inception and General Counsel since January 2017. Chief Compliance Officer of the Advisors of the Funds and the NorthStar/Townsend Fund since February 2017. Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015. General Counsel, Chief Compliance Officer, Secretary of Harris & Harris Group, Inc. from August 2004 to June 2014.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2017

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The RE Capital Fund-ADV has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The RE Capital Fund-ADV will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The RE Capital Fund-ADV’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The RE Capital Fund-ADV’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
Proxy Voting Policies and Procedures

The Master Fund has delegated its proxy voting responsibility to the Advisor. Shareholders may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund at 877-940-8777 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record

Information regarding how the Advisor voted proxies with respect to the Master Fund’s portfolio securities during the most recent 12-month period will be available without charge by making a written request to the Master Fund’s Chief Compliance Officer, c/o Colony NorthStar, Inc., at 590 Madison Avenue, New York, New York 10022, by calling the Master Fund at (212) 547-2600, or on the SEC’s website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NorthStar Real Estate Capital Income Master Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NorthStar Real Estate Capital Income Master Fund (the "Master Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for the year ended December 31, 2017 and for the period from May 6, 2016 (commencement of operations) through December 31, 2016, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2017 and for the period from May 6, 2016 (commencement of operations) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 23, 2018

We have served as the auditor of one or more investment companies in the NorthStar Real Estate Capital Income Funds group since 2016.

NorthStar Real Estate Capital Income Master Fund
Schedule of Investments
As of December 31, 2017

Security	Rate	Maturity Date	Face Amount	Amortized Cost (a)	Amortized Cost as a% of Face Amount	Fair Value
Commercial Mortgage-Backed Securities (“CMBS”) — 85.0%
Bank of America Commercial Mortgage Trust, Series 2015-UBS7, Class D	3.17%	9/15/2048	$2,645,000	$2,163,105	81.8%	$2,167,022	(b)
Bank of America Commercial Mortgage Trust, Series 2016-UBS10, Class D	3.00%	7/15/2049	80,000	59,032	73.8%	62,566	(b)
Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class D	3.25%	2/15/2050	40,000	32,424	81.1%	32,522	(b)
Bank of America Commercial Mortgage Trust, Series 2017-BNK7, Class D	2.71%	9/15/2060	4,000,000	3,056,263	76.4%	3,153,530	(b)
CD Commercial Mortgage Trust, Series 2017-CD3, Class D	3.25%	2/10/2050	6,030,000	5,084,098	84.3%	4,980,632	(b)
COMM Mortgage Trust, Series UBS5, Class D	3.50%	9/10/2047	3,000,000	2,278,735	76.0%	2,328,178	(b)
COMM Mortgage Trust, Series UBS5, Class E	3.50%	9/10/2047	1,500,000	895,676	59.7%	877,280	(b)
Citigroup Commercial Mortgage Trust, Series 2017-B1, Class D	3.00%	8/15/2027	2,000,000	1,584,184	79.2%	1,551,174	(b)
Deutsche Bank Commercial Mortgage Trust, Series M 2016-C1, Class D	3.50%	5/10/2049	116,000	95,752	82.5%	95,500	(b)
Deutsche Bank Commercial Mortgage Trust, Series M 2016-C1, Class E	3.25%	5/10/2049	180,000	113,105	62.8%	119,394	(b)
GS Mortgage Securities Trust, Series 2017-GS5, Class D	3.51%	3/10/2050	4,500,000	3,834,718	85.2%	3,832,966	(b)
GS Commercial Mortgage Trust, Series 2017-GS7, Class E	3.00%	8/10/2050	2,000,000	1,641,989	82.1%	1,654,752	(b)
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class D	3.40%	3/15/2050	150,000	126,506	84.3%	123,588	(b)
Bank of America Commercial Mortgage Trust, Series 2017-C34, Class D	2.70%	11/15/2026	3,500,000	2,549,920	72.9%	2,626,649	(b)
JP Morgan Bank, Series 2016-C4, Class D	3.22%	12/15/2049	1,900,000	1,493,499	78.6%	1,492,647	(b)
Total Commercial Mortgage-Backed Securities (Amortized Cost $25,009,006)(a)						25,098,400

Real Estate Investment Trust (“REIT”) — 0.0%
NS Capital Income Master Fund REIT, Inc.(c) (Cost $100)(a)						—

TOTAL INVESTMENTS — 85.0%						25,098,400
OTHER ASSETS AND LIABILITIES-NET — 15.0%(d)						4,423,555
NET ASSETS — 100.0%						$29,521,955

Futures Contracts

Issue	Expiration Date	Contracts Purchased (Sold)	Notional Value	Unrealized Depreciation
10 Year USD Deliverable Swap Futures	3/18/18	(150)	$(15,000,000)	(42,242)
______________
USD—U.S. Dollar.
____________________________________________

(a)	Also represents cost for federal income tax purposes.
(b)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(c)
At December 31, 2017, the Fund owned more than 25% of the voting securities of NS Capital Income Master Fund REIT, Inc. (the “REIT Subsidiary”), thereby making the REIT Subsidiary a controlled affiliate, as defined by the 1940 Act, of the Fund. As of December 31, 2017, the REIT Subsidiary owned by the Fund (including investments in controlled affiliates) had no value.

(d)	Includes the effect of futures contracts.

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Master Fund
Statement of Assets and Liabilities

As of
December 31, 2017
Assets
Investments, at fair value (Amortized cost $25,009,006)	$25,098,400
Affiliated investment, at fair value (Cost $100)	—
Cash	3,742,630
Expense reimbursement due from Advisor	1,099,884
Receivable for capital stock sold	550,000
Futures collateral held at broker	426,782
Interest receivable	83,144
Total assets	31,000,840

Liabilities
Payable to NorthStar Real Estate Capital Income Fund	550,000
Income taxes payable	334,894
Shareholder distributions payable	170,766
Administrative services expenses payable	97,088
Organization and offering cost payable	86,119
Management fee payable	82,257
Professional fees payable	81,919
Unrealized depreciation on futures contracts	42,242
Accounting and administrative fee payable	26,077
Other liabilities and accrued expenses	7,523
Total liabilities	1,478,885
Net assets	$29,521,955

Commitments and contingencies (Note 11)

Composition of net assets
Common shares, $0.001 par value per share, unlimited shares authorized, 4,931,887 shares issued and outstanding	$4,932
Paid-in-capital in excess of par value	29,200,430
Accumulated net investment income	121,535
Net realized gain on futures contracts	148,006
Net unrealized appreciation on investments	89,294
Net unrealized depreciation on futures contracts	(42,242)
Net assets	$29,521,955

Net asset value per common share	$5.99

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Master Fund
Statement of Operations

For the
Year Ended
December 31, 2017
Investment income
Interest income	$457,096
Total investment income	457,096

Operating expenses
Administrative services expenses	385,965
Accounting and administrative fees	281,262
Trustees' fees	262,000
Management fees	141,662
Professional fees	137,056
Organization costs	22,774
Other expenses	27,091
Total expenses	1,257,810
Less: Expense reimbursement from Advisor	(1,603,191)
Net investment income before tax expense	802,477
Income tax expense	334,894
Net investment income	467,583

Net Realized Gain and Unrealized Appreciation
Net realized gain on futures contracts	148,006
Net change in unrealized appreciation on investments	89,394
Net change in unrealized depreciation on futures contracts	(42,242)
Total net realized gain and unrealized appreciation on investments and futures contracts	195,158
Net increase in net assets resulting from operations	$662,741

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Master Fund
Statements of Changes in Net Assets

		For the period from
	For the	May 6, 2016*
	Year Ended	through
	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$467,583	$(346,048)
Net realized gain on futures contracts	148,006	—
Net change in unrealized appreciation (depreciation) on investments	89,394	(100)
Net change in unrealized depreciation on futures contracts	(42,242)	—
Net increase (decrease) in net assets resulting from operations	662,741	(346,148)

Shareholder Distributions
Distributions to shareholders	(802,477)	—
Net decrease in net assets resulting from shareholder distributions	(802,477)	—

Capital transactions
Issuance of common shares (Note 3)	28,071,080	2,000,100
Offering costs	(63,341)	—
Net increase in net assets resulting from capital transactions	28,007,739	2,000,100

Total increase in net assets	27,868,003	1,653,952
Net assets at beginning of period	1,653,952	—
Net assets at end of period	$29,521,955	$1,653,952
Accumulated net investment income (loss)	$121,535	$(346,048)

* Commencement of operations

Refer to notes to accompanying financial statements.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS
DECMEBER 31, 2017

1.	Business and Organization

NorthStar Real Estate Capital Income Master Fund (the “Master Fund”) was organized as a Delaware statutory trust on October 2, 2015. The Master Fund’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation.

The Master Fund commenced operations on May 6, 2016, when the registration statements of NorthStar Real Estate Capital Income Fund (the “RE Capital Fund”) and NorthStar Real Estate Capital Income Fund-T (“RE Capital Fund-T” and collectively with RE Capital Fund, the “Trusts”), whose principal investment strategy is identical to the Master Fund, were declared effective by the Securities and Exchange Commission (the “SEC”).

Two new feeder funds of the Master Fund, NorthStar Real Estate Capital Income Fund-ADV (“RE Capital Fund-ADV”) and NorthStar Real Estate Capital Income Fund-C (“RE Capital Fund-C,” and together with the Trusts and RE Capital Fund-ADV, the “Feeder Funds”) were formed on May 5, 2017 and September 20, 2017, respectively. RE Capital Fund-ADV and RE Capital Fund-C commenced operations on November 8, 2017 and on January 30, 2018, respectively, the date when their respective registration statements were declared effective by the SEC.

As of December 31, 2017, approximately 88.9%, 6.2%, 0.4% and 0% of the Master Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by RE Capital Fund, RE Capital Fund-T, RE Capital Fund-ADV and RE Capital Fund-C, respectively. The remaining 4.5% was held by Colony NorthStar FV Holdings, LLC (“Colony NorthStar FV”) an affiliate of Colony NorthStar (defined below).

The Master Fund is externally managed by CNI RECF Advisors, LLC (the “Advisor”), a Delaware limited liability company, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Prior to January 11, 2017, the Master Fund was externally managed by an affiliate of NorthStar Asset Management Group Inc. (NYSE: NSAM) (“NSAM”). Effective January 10, 2017, NSAM completed its previously announced merger (the “Merger”) with Colony Capital, Inc. (“Colony”) and NorthStar Realty Finance Group (“NorthStar Realty”) to create Colony NorthStar, Inc. (“Colony NorthStar”). As a result of the merger, Colony NorthStar became an internally-managed equity real estate investment trust (“REIT”), with a diversified real estate and investment management platform and publicly-traded on the NYSE under the ticker symbol “CLNS.” Colony NorthStar manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded REITS and registered investment companies. In addition, following the Merger, the Advisor (formerly NSAM B-RECF Ltd., an affiliate of NSAM), became a subsidiary of Colony NorthStar.

Pursuant to an advisory agreement (the “Master Fund Advisory Agreement”), the Advisor oversees the management of the Master Fund’s activities, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Master Fund’s portfolios, subject to the oversight of the Master Fund’s Board of trustees (the “Board”). The Advisor also provides certain other administrative services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the Master Fund, furnishes the Master Fund with office facilities and equipment, provides clerical services to the Master Fund, performs the calculation and publication of the Master Fund’s net asset value (“NAV”), oversees the preparation and filing of the Master Fund’s tax returns, the payment of the Master Fund’s expenses and the performance oversight of various third party service providers.

The Master Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes, or a so-called Subchapter C corporation for the taxable period ending December 31, 2017. The Master Fund intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with the taxable year ending December 31, 2018. Refer to Note 2, “Summary of Significant Accounting Policies – Income Taxes” for further details.

On January 9, 2017, the Master Fund and the Trusts entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS, and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and Trusts, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and the Trusts.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the Master Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Master Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Use of Estimates

The preparation of the Master Fund’s audited financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates and those differences may be material.

Cash

As of December 31, 2017, cash represents cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The Master Fund determines the fair value of its investment portfolio as of the close of each regular trading session of the NYSE. The Master Fund will calculate the NAV of its common shares of beneficial interest, by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the Master Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Master Fund. The Master Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Board has approved the Master Fund’s Valuation Policies and Procedures (the “Valuation Policies and Procedures”) as amended from time to time, and the formation of a valuation committee (the “Valuation Committee”) that consists of personnel from the Advisor whose membership on the Valuation Committee was approved by the Board. The Valuation Committee values the Master Fund’s assets in good faith pursuant to the Valuation Policies and Procedures and applies a consistent valuation process, which was developed and approved by the Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value as provided by an independent pricing source. In circumstances where market quotes are not readily available, the Board has adopted the Valuation Policies and Procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the audit committee of the Board reviews the valuation determination made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s Valuation Policies and Procedures. The Board reviews and ratifies such value determinations.

ASC Topic 820, Fair Value Measurements and Disclosure, (“ASC Topic 820”), issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Refer to Note 5, “Investment Portfolio” for further discussion on fair value measurement. In accordance with ASC Topic 820, when determining the fair value of an asset or liability, the Valuation Committee seeks to determine the price that would be received from the sale of the asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, independent third party pricing vendors, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Master Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Master Fund’s financial statements.

As the Master Fund raises and invests additional capital, it expects that the portfolio will primarily consist of investments that are not actively traded in the market and for which quotation may not be available. For purposes of calculating NAV, the Valuation Committee will use the following valuation methods:

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

Investments where a market price is readily available:

Generally, the value of any equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Securities that carry certain restrictions on sale will typically be valued at a discount from the market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Valuation Committee.

Investments where a market price is not readily available:

For investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund will value such investments at fair value as determined in good faith by the Board, with assistance from the Valuation Committee, in accordance with the Master Fund’s Valuation Policies and Procedures.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

Deliverable Swap Futures

The Master Fund holds fixed rate CMBS and the value of such CMBS may decrease if interest rates were to rise. To hedge this portfolio against the adverse effects of potential movements in interest rates, the Master Fund sells deliverable swap futures, which have interest rate swap exposure under a standardized futures contract. Deliverable swap futures are a leveraged investment, and because only a percentage of a contract’s value is required to trade, it is possible to lose more than the amount of money deposited for such positions.
When the Master Fund enters into deliverable swap future trades, it deposits and maintains as collateral an initial margin with the broker, as required by the Chicago Mercantile Exchange (“CME”). Such amount is shown as Futures Collateral held at broker on the statement of assets and liabilities. Pursuant to the contract, the Master Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract, however counterparty risk is reduced to the CME being the effective counterparty and the daily mark to market required by the CME. When the contract is closed, the Master Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Security Transactions and Revenue Recognition

Security transactions are accounted for on their trade date. For commercial real estate (“CRE”) related debt investments, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and interest income on such investments is recognized on an accrual basis and any related premium, discount, origination costs and fees are amortized over the life of the investment using the effective interest method. The amortization is reflected as an adjustment to interest income in the statement of operations. For CRE related securities which include commercial mortgage-back securities (“CMBS”), unsecured debt of publicly-traded REITs, interest income on such investments is recognized using the effective interest method with any premium or discount amortized or accreted through earnings based on expected cash flow through the maturity date of the security. Changes to expected cash flow may result in a change to the yield which is then applied retrospectively for high-credit quality securities that cannot be prepaid or otherwise settled in such a way that the holder would not recover substantially all of the investment or prospectively for all other securities to recognize interest income. The Master Fund will record dividend income on the ex-dividend date. The Master Fund will not accrue interest or dividends on loans and securities as a receivable if there is reason to doubt the collectability of such income.

Loan origination fees, original issue discount, and market discount (premium) will be capitalized and such amounts will be accreted (amortized) as interest income (expense) over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount will be recorded as interest income. The Master Fund will record prepayment premiums on loans and securities as interest income when it receives such amounts.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments will be calculated by using the specific identification method. The Master Fund will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment including any unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Master Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the Master Fund’s Registration Statement on Form N-2 related to the offering of its common shares. The offering costs incurred directly by the Master Fund are accounted for as a deferred charge and are amortized over 12 months on a straight-line basis. Organization costs incurred directly by the Master Fund are expensed as incurred.

Pursuant to the Master Fund’s Advisory Agreement, the Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the Master Fund in connection with the offering. The Master Fund will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering. The Master Fund estimates that the O&O Costs of the Master Fund will be de minimis as Master Fund shares are not being offered directly to the public. The Master Fund records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. For allocated O&O, organization costs are recorded as an expense in the statement of operations and offering costs are recorded as a reduction to paid-in-capital on the statement of assets and liabilities. As of December 31, 2017, the Advisor incurred approximately $0.5 million of O&O Costs on behalf of the Master Fund. As of December 31, 2017, approximately $23,000 and $63,000 of organization and offering costs, respectively, were allocated to the Master Fund. Since inception of the Master Fund, all O&O Costs have been incurred by the Advisor.

Income Taxes

For the taxable period ending December 31, 2017, the Master Fund intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes, or a so-called Subchapter C-corporation. If applicable, the Master Fund will record any applicable income tax expense or benefit on its statement of operations or deferred tax assets and liabilities on its statement of assets and liabilities. Refer to Note 8, “Income Tax Information” for further details.

The Master Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code beginning with the taxable year ending December 31, 2018. To maintain qualification as a RIC, the Master Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Master Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Master Fund intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income, if any, and net capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The Master Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income, if any, and 98.2% of any capital gain net income, if any.

Uncertainty in Income Taxes

The Master Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. For the year ended December 31, 2017, the Master Fund did not incur any interest or penalties.

Distributions

Distributions to the Master Fund’s shareholders are recorded as of the record date.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

3.	Share Transactions

Common shares of the Master Fund are issued solely to the Trusts in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. Below is a summary of the Master Fund’s share transactions:

	Year Ended December 31, 2017		For the period from May 6, 2016* through December 31, 2016
	Shares	Amount	Shares	Amount

NorthStar Real Estate Capital Income Fund	4,381,944	$26,086,080	—	$—
NorthStar Real Estate Capital Income Fund-T	306,946	1,860,000	—	—
NorthStar Real Estate Capital Income Fund-ADV	20,764	125,000	—	—
Affiliate of Colony NorthStar	—	—	222,233	2,000,100
Total - gross	4,709,654	28,071,080	222,233	2,000,100
Aggregate Consideration for Repurchased Shares	—	—	—	—
Total - net	4,709,654	$28,071,080	222,233	$2,000,100

* Commencement of operations

The Master Fund will repurchase common shares held by the RE Capital Fund, RE Capital Fund-T and RE Capital Fund-ADV to the extent necessary to accommodate repurchase requests under each Trust’s share repurchase program. For the year ended December 31, 2017 and the period from May 6, 2016 (commencement of operations) through December 31, 2016, the Master Fund did not repurchase any of its common shares in connection with the Trusts’ share repurchase programs.

4.	Related Party Transactions

Management Fee

Pursuant to the Master Fund Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor is entitled to a fee consisting of two components — the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”).

The Trusts will not incur a separate Management Fee or Incentive Fee under the Trusts’ advisory agreements for so long as the Trusts have a policy to invest all or substantially all of their net assets in the Master Fund, but the Trusts and shareholders will be indirectly subject to the Management Fee and Incentive Fee incurred by the Master Fund.

On February 23, 2017, the Board approved an amendment to the Master Fund Advisory Agreement for the calculation of the Management fee. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average daily net assets. Prior to February 23, 2017, the Management Fee was calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters (and, in the case of the Master Fund’s first quarter, the gross assets excluding cash and cash equivalents of such quarter-end).

The Management Fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Advisor may determine. The Management Fee for any partial quarter will be appropriately prorated. For the year ended and as of December 31, 2017, management fee expenses incurred and payable were $141,662 and $82,257, respectively.

Incentive Fee

On February 23, 2017, an amendment to the Advisory Agreement for the calculation of the Incentive Fee became effective following approval by the Board. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

quarterly fixed preferred return to investors, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed calendar quarter, of 1.50%, subject to a “catch-up” feature.

As a result of the amendment, the calculation of the Incentive Fee for each quarter will be as follows:

•	No Incentive Fee will be payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%;

•
100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.715% in any calendar quarter will be payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the quarterly hurdle rate but is less than or equal to 1.715% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 12.5% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.715% in any calendar quarter; and

•
12.5% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.715% in any calendar quarter is payable to the Advisor once the quarterly hurdle rate is reached and the catch-up is achieved (12.5% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the Advisor under the Master Fund’s Advisory Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Master Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

“Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the sale of Master Fund shares (including pursuant to the Master Fund’s distribution reinvestment plan), reduced by distributions to investors that represent a return of capital and amounts paid in connection with repurchases of Master Fund shares pursuant to the Master Fund’s share repurchase program.

Prior to February 23, 2017, the Incentive Fee was calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and was subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Master Fund’s “adjusted capital” at the beginning of the most recently completed quarter, equal to 1.75% per quarter, subject to a “catch-up” feature. The calculation of the Incentive Fee prior to the amendment in February 2017 was as follows:

•	No Incentive Fee will be payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%;

•
100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter will be payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the quarterly hurdle rate but is less than or equal to 2.1875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and

•
20.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter is payable to the Advisor once the quarterly hurdle rate is reached and the catch-up is achieved (20.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

For the year ended December 31, 2017, no incentive fee was incurred or payable to the Advisor.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

Reimbursement of Operating Expenses

The Advisor is to be reimbursed by the Master Fund, as applicable, for actual costs incurred in connection with providing administrative services to the Master Fund. Allocation of the cost of such services to the Master Fund is primarily based on time allocations, but may also be based on objective factors such as total assets and/or revenues. For the year ended and as of December 31, 2017, the amount of administrative services expenses incurred and payable were $385,965 and $97,088, respectively.

Support Agreements

On July 13, 2017, the Board approved separate expense support and conditional reimbursement agreements, each dated July 13, 2017, between Colony NorthStar FV and each of the Trusts and the Master Fund (each an “Expense Support Agreement”), whereby Colony NorthStar FV agreed to reimburse the Trusts and the Master Fund for expenses. On September 28, 2017, the Board approved separate amended and restated expense support and conditional reimbursement agreements (the “Amended and Restated Expense Support Agreement”). The purpose of these agreements is to seek to minimize the extent to which any portion of Trusts’ distributions or Master Fund’s distributions, as applicable, will be characterized as a return of capital for U.S. GAAP purposes and to reduce operating expenses until the Trusts are generating net income to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

Pursuant to the Amended and Restated Expense Support Agreements, Colony NorthStar FV will reimburse, on a quarterly basis, beginning with the quarter ending March 31, 2017, the Trusts and the Master Fund for expenses in an amount equal to the difference between the cumulative quarterly distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the Trusts’ or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income of the Trusts or the Master Fund, as applicable, minus any reimbursement payments payable to Colony NorthStar FV pursuant to this arrangement. Colony NorthStar FV’s obligation to make an expense payment shall automatically become a liability of the affiliate of Colony NorthStar and the right to such expense payment shall be an asset of the Trusts or the Master Fund, as applicable, on each day that the Trusts’ or the Master Fund’s, as applicable, net asset value is calculated.

The Trusts and the Master Fund have a conditional obligation to reimburse Colony NorthStar FV for any amounts funded by it under the Expense Support Agreements in any calendar quarter occurring within three years of the date on which Colony NorthStar FV funded such amounts provided. The annualized rate of regular distributions declared by the Trusts and the Master Fund at the time of such reimbursement is not less than the annualized rate of regular cash distributions declared by the Trusts and Master Fund at the time the expense payment was made to which such reimbursements relates. If such conditions do not occur within three years of such expense payment, Colony NorthStar FV is no longer entitled to reimbursement.

The Expense Support Agreements may be terminated at any time by the Master Fund or Colony NorthStar FV or shall automatically terminate in the event of  (i) the termination by the Master Fund of the Master Fund Advisory Agreement, (ii) an assignment (as that term is defined under the 1940 Act) of the Master Fund Advisory Agreement, or (iii) the Board makes a determination to dissolve or liquidate the Master Fund.

The following table reflects the expense reimbursement accrued from the Advisor to the Master Fund for the year ended December 31, 2017 that may be subject to reimbursement to the Advisor:

Quarter Ended(1)	Amount of Expense Reimbursements	Annualized Rate of Distributions Per Common Share(2)	Reimbursement Eligibility Expiration
September 30, 2017	$976,543	7.08%	September 30, 2020
December 31, 2017	$626,648	7.01%	December 31, 2020
______________________________________________________

(1)	The Expense Support Agreement was implemented in July 2017 effective for the calendar quarter ended March 31, 2017, and on a quarterly basis thereafter.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular daily cash distribution per common share as of such date without compounding), divided by the Master Fund’s NAV per common share as of such date.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

If the Expense Support Agreements have been terminated, some of the Trusts’ distributions may be paid pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and Colony NorthStar FV. Colony NorthStar FV has agreed to purchase up to an aggregate of $10.0 million in Master Fund shares, at the current NAV per Master Fund share, of which $2.0 million was contributed by an affiliate of Colony NorthStar to the Master Fund as a seed capital investments. During any month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such month (“Distribution Shortfall”), Colony NorthStar FV will purchase shares required in order to cover the Distribution Shortfall up to an amount equal to a 6.0% cumulative, non-compounded annual return on the Master Fund’s shareholders’ invested capital prorated for such month.

Notwithstanding Colony NorthStar FV’s obligations pursuant to the Amended and Restated Expense Support Agreement and the Distribution Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the Trusts. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. The Distribution Support Agreement expires at the earlier of: a) June 30, 2019; or b) the date upon which neither the Advisor nor its affiliate is serving as the Master Fund’s Advisor. For the year ended December 31, 2017, $1,603,191 of expense support was provided to RE Capital Fund by Colony NorthStar FV. No distribution support was provided by Colony NorthStar FV.

Capital Contribution by Colony NorthStar

Prior to commencement of operations, an affiliate of Colony NorthStar contributed $2,000,100 to purchase 222,233 common shares of the Master Fund at $9.00 per share. These shares are now held by Colony NorthStar FV.

5.	Investment Portfolio

The following table summarizes the composition of the Master Fund’s investment portfolio at cost and fair value as of December 31, 2017:

	December 31, 2017(1)
	Amortized Cost(2)	Fair Value	Percentage of Portfolio
CMBS	$25,009,006	$25,098,400	100%
REIT Subsidiary(3)	100	—	—%
	$25,009,106	$25,098,400	100%
______________________________________________________

(1)	Does not include the effect of futures contracts.

(2)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

(3)	Represents the Master Fund’s investment in the REIT Subsidiary, which is classified as a Level 3 investment.

For the year ended December 31, 2017, purchases of securities aggregated $24,973,883. For the year ended December 31, 2017, there were no sales of securities.

Under ASC Topic 820, fair value is defined as the price that the Master Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC Topic 820 emphasizes that valuation techniques should maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Master Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Master Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1	−	observable inputs such as quoted prices in active markets;

Level 2	−	includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

Level 3	−	unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017, the Master Fund’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2017
	CMBS	Futures Contracts	REIT Subsidiary		Total
Level 1 - Price quotations in active markets	$—	$(42,242)	$—		$(42,242)
Level 2 - Significant other observable inputs	25,098,400	—	—		25,098,400
Level 3 - Significant unobservable inputs	—	—	—	(1)	—
	$25,098,400	$(42,242)	$—
______________________________________________________

(1)	Represents the Master Fund’s investment in the REIT Subsidiary, valued at $0 at December 31, 2017.

The Master Fund’s investments as of December 31, 2017 consisted primarily of CMBS. The Master Fund valued its performing investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. For non-performing or distressed investments, if any, the Master Fund will value such investments by using the bid price. There were no non-performing or distressed investments as of December 31, 2017.

The Master Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers against the actual prices at which the Master Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Master Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsors, the Master Fund believes that these prices are reliable indicators of fair value. The Master Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Master Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Master Fund purchases and sells its investments. The Master Fund’s Valuation Committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Master Fund’s valuation process.

There were no transfers between levels for the year ended December 31, 2017.

There were no purchases or sales of level three investments for the year ended December 31, 2017.

6.	Derivatives

At December 31, 2017, the Company sold 10-year USD deliverable swap futures to economically hedge the interest rate exposure on long dated fixed rate securities.

Issue	Expiration Date	Contracts Purchased (Sold)	Notional Value
10 Year USD Deliverable Swap Futures	March 2018	(150)	$(15,000,000)

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

The table below summarizes the value of the Master Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2017:

Liability Derivatives
Risk Exposure/Derivative Type	Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk
Deliverable swap futures	Unrealized depreciation on futures contracts	$(42,242)

The table below summarizes the realized gains/(losses) on derivative investments, detailed by primary risk exposure, recognized in earnings for the year ended December 31, 2017:

Realized Gain/(Loss)
Risk Exposure/Derivative Type
Interest Rate Risk
Futures contracts*	$148,006
____________________________________________________

*	The average notional value of deliverable swap futures outstanding for the year ended December 31, 2017 was approximately $12.5 million.
The counterparty for the futures contracts held $426,782 of cash margin as collateral as of December 31, 2017.

7.	Distributions

The following table reflects the distributions declared by the Board for the Master Fund’s common shares for the year ended December 31, 2017.

	Distribution
Period	Per Share(1)	Amount

For the year ended December 31, 2017	$0.2551	$802,477
___________________________________________________________

(1)	Based on the weighted average shares outstanding from June 1, 2017 to December 31, 2017.

On May 10, 2017, the Board declared the initial daily distributions at an annual rate of $0.60 per common share for the period from June 1, 2017 through July 13, 2017. On July 13, 2017, the Board declared distributions at an annual rate of $0.42 per common share from July 14, 2017 through September 30, 2017. On August 17, 2017 the Master Fund declared distributions at an annual rate of $0.42, per common share from October 1, 2017 through December 31, 2017. Distributions are accrued daily and paid monthly. Distributions are payable on the first business day of the following month. From time to time, the Master Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed.

The Master Fund expects that for a period of time, which time period may be significant, substantial portions of the Master Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by Colony NorthStar that may be subject to repayment by the Master Fund within three years. The purpose of this arrangement is to seek to minimize the extent to which any portion of the Fund’s distributions to shareholders will be paid from offering proceeds. Any such distributions funded through support payments or waivers of advisory fees are not based on the Master Fund’s investment performance and the Master Fund’s distributions can only be sustained if the Master Fund achieves positive investment performance in future periods and/or Colony NorthStar continues to make such payments. The Master Fund’s future repayments of amounts reimbursed by Colony NorthStar will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Master Fund will achieve the performance necessary to sustain its distributions or that the Master Fund will be able to pay distributions at a specific rate or at all.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

8.	Income Taxes

For the taxable year ended December 31, 2017, the Master Fund intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes and has recorded a payable for income tax on the statement of assets and liabilities of approximately $335,000.

The Master Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code beginning with the taxable year ending December 31, 2018. As a RIC, the Master Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Master Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt income, if any, and net realized capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income.

Accordingly, the Master Fund is expecting a 0% tax rate beginning with the taxable year ending December 31, 2018.

In accordance with the expected 2018 RIC tax election, the Master Fund recognized a net unrealized gain of approximately $47,000 for income tax purposes and recorded tax expense on this amount of approximately $17,000 for the year ended December 31, 2017.

A reconciliation of the federal tax rate to the Master Fund’s effective income tax rate is as follows:

December 31, 2017

Tax at federal statutory rate	35.0%
State and local rate	1.11%
Total	36.11%
Permanent adjustments	(2.54)%
Effective tax rate	33.57%

9.	Investment in the REIT Subsidiary

The REIT Subsidiary was formed on February 3, 2016 as a Maryland corporation. On March 31, 2016, the Master Fund invested $100 in the REIT Subsidiary to fund its initial capitalization. The REIT Subsidiary intends to qualify as a REIT for the taxable period ending December 31, 2018. The REIT Subsidiary, a wholly owned subsidiary of the Master Fund, intends to invest, through wholly owned special purpose vehicles, in certain direct and indirect equity investments in CRE properties and it may also invest in CRE debt and securities. As of December 31, 2017, the REIT Subsidiary is a Level 3 investment in accordance with ASC 820 and was valued at $0.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

10.	Financial Highlights

The following is a schedule of financial highlights:

		For the period from
	For the	May 6, 2016 (1)
	Year Ended	through
	December 31, 2017	December 31, 2016
Per share data (2):
Net asset value, beginning of period	$7.44	$9.00
Results of operations
Net investment income (loss)(3)	0.24	(1.56)
Net realized and unrealized appreciation (depreciation) on investments(3)	(1.40)	—
Net decrease in net assets resulting from operations	(1.16)	(1.56)

Shareholder distributions
Distributions from net investment income(4)	(0.26)	—
Net decrease in net assets resulting from shareholder distributions	(0.26)	—

Capital transactions
Offering costs(3)	(0.03)	—
Net decrease in net assets resulting from capital transactions	(0.03)	—
Net asset value, end of period	$5.99	$7.44

Shares outstanding, end of period	4,931,887	222,233

Total return(5)	(15.8)%	(17.3)%

Ratio/Supplemental Data:
Net assets, end of period	$29,521,955	$1,653,952

Ratio of net investment income (loss) to average net assets(6)(7)	4.0%	(28.4)%

Ratio of total operating expenses to average net assets(6)(7)	10.8%	28.4%
Ratio of expense reimbursement from Advisor to average net assets(6)(7)	(13.7)%	0.0%
Ratio of net operating expenses to average net assets(6)(7)	(2.9)%	28.4%

Portfolio turnover rate	0.0%	Not applicable
______________________________________________________

(1)	Commencement of operations.
(2)	Per share data may be rounded in order to compute the ending net asset value per share.
(3)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(4)	The per share data was derived by using the average number of common shares outstanding during the applicable distribution period from June 1, 2017 to December 31, 2017.
(5)
Total return is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Master Fund at the Master Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. There were no distributions in the prior year.

(6)	Average daily net assets for the applicable period are used for this calculation.
(7)	Annualized for prior year.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2017

11.	Commitments and Contingencies

In the normal course of business, the Master Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under the arrangements cannot be known; however, the Master Fund expects any risk of loss to be remote.

12.	Subsequent Events

Common Stock from the Trusts

For the period from January 1, 2018 through February 22, 2018, the Company issued 247,835 shares to RE Capital Fund and 120,195 shares to RE Capital Fund-T, representing gross proceeds of $1,500,000, and $725,000, respectively.

Distributions

On February 22, 2018, the Board declared daily distributions at an annualized rate of $0.42 per common share from April 1, 2018 through June 30, 2018.

Repurchases

On January 5, 2018, the Master Fund repurchased 84,710 shares of its issued and outstanding common shares at a price equal to $6.03 per share (the NAV on the date of repurchase) for $510,801 pursuant to a tender offer that was made upon and subject to the terms and conditions of the Offer to Repurchase, dated November 20, 2017.

Other

On January 30, 2018, the registration statement of RE Capital Fund-C, a new feeder fund, was declared effective by the SEC.

Other than noted above, the management of the Master Fund has evaluated events and transactions through the date of financial statement issuance and has determined that there are no material events that would require adjustments to or disclosure in the Master Fund’s financial statements.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2017

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups - Interested Trustees and Independent Trustees. The address for each trustee is c/o NorthStar Real Estate Capital Income Master Fund, 590 Madison Avenue, 34th Floor, New York, New York 10022. As set forth in each of the Trust’s and Master Fund’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Kevin P. Traenkle (47)	Chairman of the Board, CEO, and President	2017	Chairman, CEO and President of the Master Fund and the Feeder Funds and Colony NorthStar Credit Real Estate, Inc., (“Colony NorthStar Credit”); Executive Vice President and Chief Investment Officer of Colony NorthStar; Executive Vice President and Chief Investment Officer of Colony (2009-2017); Executive Director of Colony (2015-2017); Principal of Colony Capital, LLC (“CCLLC”) (2005-2017); Vice President of Acquisitions of CCLLC (2002-2005).	5	Chairman of the Master Fund, the Feeder Funds and Colony NorthStar Credit.
Independent Trustees
Daniel J. Altobello (76)	Trustee	2016	CEO and President of Caterair International Corporation (1989 - 1995); Executive Vice President of Marriott Corporation (1979 - 1989); President of Marriott Airport Operations Group (1979 - 1989).	5
Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”); Chairman of Altobello Family LP; Director of Arlington Asset Investment Corp.; Director of DiamondRock Hospitality Co.; Director of Mesa Air Group, Inc.; Trustee of Loyola Foundation, Inc.

Dianne P. Hurley (55)	Lead Independent Trustee	2016	CAO of A&E Real Estate; Startup consultant to asset management firms, including Stonecourt Capital, Imperial Companies and RedBird Capital Partners (2015-2017); Managing Director of SG Partners (2011 - 2014); COO, Global Distribution of Credit Suisse Asset Management (2009 - 2011); Chief Administrative Officer, TPG-Axon (2004 - 2009).	5
Trustee of the Master Fund and the Feeder Funds; Director of NorthStar/RXR New York Metro Real Estate, Inc. (“NorthStar/RXR”); Director of Griffin-American Healthcare REIT IV, Inc; Director of NorthStar Realty Europe Corp. (“NorthStar Realty Europe”).

Gregory A. Samay (59)	Trustee	2016	Previously Chief Investment Officer (previously an Investment Officer) of Fairfax County Retirement Systems (2011 - 2016); Executive Director and Chief Investment Officer of Arlington County Employees’ Retirement System (2005 - 2010).	5	Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2017

Executive Officers

Executive Officers who are not Trustees are as follows:

Name (Age)	Position Held	Officer Since	Principal Occupation Past 5 Years
Executive Officers
Frank V. Saracino (51)	Chief Financial Officer and Treasurer	2015
Managing Director of Colony NorthStar (and its predecessor) since August 2015 and as the Chief Financial Officer and Treasurer of the Master Fund, the Feeder Funds and the NorthStar/Townsend Institutional Real Estate Fund Inc. (“NorthStar/Townsend Fund”) since each fund’s inception. Director of the NS Capital Income Master Fund REIT, Inc. (the “REIT Subsidiary”) since February 2017. Chief Financial Officer and Treasurer of each of NorthStar Healthcare and NorthStar/RXR since August 2015. Chief Financial Officer and Treasurer of NorthStar Income and NorthStar Income II from August 2015 through January 2018. Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC from July 2012 to December 2014. Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking.

Robert C. Gatenio (40)	Chief Operating Officer	2018
Managing Director and Co-Head of US Investment Management of Colony NorthStar (and its predecessor) since June 2014. Chief Operating Officer of the Master Fund and the Feeder Funds since January 2018. Investment Committee of the Advisor since January 2017. Chairman of the Board at NorthStar Healthcare and Vice Chairman from March 2016 to December 2017. Managing Director of NorthStar Realty Finance (“NorthStar Realty”) from 2010 to June 2014, as well as successive management positions since joining NorthStar Realty in 2006.

Sandra M. Forman (51)	General Counsel, Chief Compliance Officer and Secretary	2015
Senior Vice President, Deputy General Counsel and Chief Compliance Officer, Registered Funds of Colony NorthStar (and its predecessor) since October 2015. Chief Compliance Officer of the Master Fund, the RE Capital Fund and Fund-T since October 2015, and General Counsel and Secretary since October 2016. Associate General Counsel and Assistant Secretary of the Master Fund, the RE Capital Fund and RE Capital Fund-T from October 2015 to October 2016. General Counsel, Chief Compliance Officer and Secretary of the RE Capital Fund-ADV and the RE Capital Fund-C since inception. Chief Compliance Officer and Secretary of the NorthStar/Townsend Fund since inception and General Counsel since January 2017. Chief Compliance Officer of the Advisors of the Funds and the NorthStar/Townsend Fund since February 2017. Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015. General Counsel, Chief Compliance Officer, Secretary of Harris & Harris Group, Inc. from August 2004 to June 2014.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2017

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Master Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Master Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
Proxy Voting Policies and Procedures

The Master Fund has delegated its proxy voting responsibility to the Advisor. Shareholders may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund at 877-940-8777 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record

Information regarding how the Advisor voted proxies with respect to the Master Fund’s portfolio securities during the most recent 12-month period will be available without charge by making a written request to the Master Fund’s Chief Compliance Officer, c/o Colony NorthStar, Inc., at 590 Madison Avenue, New York, New York 10022, by calling the Master Fund at (212) 547-2600, or on the SEC’s website at http://www.sec.gov.

CORPORATE DIRECTORY

BOARD OF TRUSTEES

INTERESTED TRUSTEES
Kevin P. Traenkle
Chairman of the Board,
Chief Executive Officer & President
Interested Trustee
Chief Investment Officer of
Colony NorthStar, Inc.

INDEPENDENT TRUSTEES
Dianne P. Hurley
Lead Independent Trustee

Daniel J. Altobello
Independent Trustee

Gregory A. Samay
Independent Trustee

EXECUTIVE OFFICERS

Kevin P. Traenkle
Chairman of the Board,
Chief Executive Officer & President

Frank V. Saracino
Chief Financial Officer & Treasurer

Robert C. Gatenio
Chief Operating Officer

Sandra M. Forman
General Counsel, Chief
Compliance Officer & Secretary

CORPORATE HEADQUARTERS

590 Madison Avenue, 34th Floor
New York, NY 10022
212.547.2600
NorthStarSecurities.com/CREfund

TRANSFER AGENT
DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pricewaterhouse Coopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 W. 52nd Street
New York, NY 10019

CUSTODIAN
MUFG Union Bank, N.A.
350 California Street, Suite 2018
San Francisco, CA 94104

EXCLUSIVE WHOLESALE MARKETING AGENT
NorthStar Securities, LLC
5299 DTC Boulevard, Suite 900
Greenwood Village, CO 80111

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203

877.940.8777 Tel
303.648.5142 Fax
NorthStarSecurities.com/CREfund

Item 2. Code of Ethics.

The RE Capital Fund-ADV, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit (a)(1).

During the period covered by this report, there have been no amendments to, nor any waivers granted from, any provision of this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)
The RE Capital Fund-ADV’s Board of Trustees has determined that the RE Capital Fund-ADV has at least one “audit committee financial expert” serving on its audit committee, as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)
The RE Capital Fund-ADV’s Board of Trustees has determined that Dianne P. Hurley, is an “audit committee financial expert” and “independent,” as such term is defined for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. There were no fees billed to the RE Capital Fund-ADV for the period from November 8, 2017 (commencement of operations) through December 31, 2017.

(b) Audit-Related Fees. There were no fees billed to the RE Capital Fund-ADV for the period from November 8, 2017 (commencement of operations) through December 31, 2017 for audit related services.

(c) Tax Fees. There were no fees billed to the RE Capital Fund-ADV for the period from November 8, 2017 (commencement of operations) through December 31, 2017.

(d) All Other Fees. Not applicable.

(e) Audit Committee Pre-Approval Policies and Procedures

(1)
The Audit Committee has adopted, and the Board has approved, an Audit Committee Pre-Approval Policy (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the RE Capital Fund-ADV when retaining an auditor to perform audit, audit related, tax and other services for the RE Capital Fund-ADV. The Policy provides that the Audit Committee (or the Chairman pursuant to delegated authority) must pre-approve all auditing services and permitted non-audit services and that all such requests to provide services must be submitted to the Audit Committee or the Chairman, as the case may be, by both the independent auditor and the Chief Financial Officer.

(2)	In 2017, the Audit Committee pre-approved all audit and non-audit services provided to the RE Capital Fund-ADV by PwC.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable. The RE Capital Fund-ADV is not a listed issuer as defined in Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Item 6. Investments.

(a)	The RE Capital Fund-ADV’s audited schedule of investment as of December 31, 2017 is included as part of the Annual Report included in Item 1 of Form N-CSR.

 (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The RE Capital Fund-ADV has delegated the responsibility for voting proxies relating to its voting securities to CNI RECF Advisors, LLC (the “Advisor”). The Advisor’s proxy voting policies and procedures are attached hereto as Exhibit (a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Master Fund’s portfolio as of the date hereof is set forth below.

The Advisor’s investment committee is responsible for approving any potential investments. The committee consists of Richard B. Saltzman, Mark M. Hedstrom, Kevin P. Traenkle, Robert C. Gatenio and Sujan S. Patel. All investments, with the exception of certain CMBS investments, which may only require the approval of Mr. Gatenio, subject to certain thresholds, require the approval of Mr. Traenkle, with investments in excess of $25 million requiring the further approval of Mr. Saltzman. Below is biographical information pertaining to members of the Advisor’s investment committee:

Richard B. Saltzman. Mr. Saltzman is the President and Chief Executive Officer and a member of the Board of Directors of Colony NorthStar, having previously held the positions of President and Chief Executive Officer and a member of the Board of Directors of Colony, the predecessor to Colony NorthStar. In addition, he is Chairman of the Board of Directors of Colony NorthStar Credit (NYSE: CLNC) as well as Chairman of the Board of Directors of NorthStar Realty Europe (NYSE: NRE), companies that are externally managed by Colony NorthStar. Prior to joining the Colony Capital business in 2003, Mr. Saltzman spent 24 years in the investment banking business primarily specializing in real estate-related businesses and investments. Most recently, he was a Managing Director and Vice Chairman of Merrill Lynch's investment banking division. As a member of the investment banking operating committee, he oversaw the firm's global real estate, hospitality and restaurant businesses. Previously, he also served as Chief Operating Officer of Investment Banking and had responsibility for Merrill Lynch’s Global Leveraged Finance business. Mr. Saltzman was also responsible for various real estate-related principal investments, including the Zell/Merrill Lynch series of funds which acquired more than $3.0 billion of commercial real estate assets and where he was a member of the investment committee. Mr. Saltzman also serves on the Board of Directors of Kimco Realty Corporation (NYSE: KIM). Previously, he served on the Board of Trustees of Colony Starwood Homes (NYSE: SFR) from January 2016 to June 2017. He was also previously a member of the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), on the board of directors of the Real Estate Roundtable and a member of the Board of Trustees of the Urban Land Institute, Treasurer of the Pension Real Estate Association, a Director of the Association of Foreign Investors in Real Estate and a past Chairman of the Real Estate Capital Policy Advisory Committee of the National Realty Committee. Mr. Saltzman received his Bachelor of Arts from Swarthmore College in 1977 and a Master of Science in Industrial Administration from Carnegie Mellon University in 1979.

Mark M. Hedstrom. Mr. Hedstrom has served as the Executive Vice President and Chief Operating Officer of Colony NorthStar since January 2017. Mr. Hedstrom previously served as Executive Director and Chief Operating Officer of Colony from April 2015 to January 2017. Prior to becoming the Executive Director and Chief Operating Officer of Colony, Mr. Hedstrom served as Vice President of Colony Financial, Inc. and as Principal and Chief Financial Officer of CCLLC, where he was responsible for all of CCLLC’s financial and treasury functions and had primary responsibility for CCLLC’s risk management and investor reporting. Prior to joining the Colony business in 1993, Mr. Hedstrom served in senior financial roles with The Koll Company and Castle Pines Land Company and served as a Senior Manager of Ernst & Young. Mr. Hedstrom is a Certified Public Accountant (license inactive) and received a B.S. in Accounting from the University of Colorado in 1980.

Kevin P. Traenkle. Mr. Traenkle has been Chairman and an Interested Trustee of the Board of Trustees, Chief Executive Officer and President of the Trust and the Master Fund since December 15, 2017, and a member of the Advisor’s investment committee since January 2017. Mr. Traenkle serves as Chairman, Chief Executive Officer and President of CLNS Credit since January 2018 and its predecessors, NorthStar Income and NorthStar Income II from December 15, 2017 to January 2018. Mr. Traenkle has served as the Executive Vice President and Chief Investment Officer of Colony NorthStar since January 2017, the same position he has held since June 2009 at the preceding company, Colony. Mr. Traenkle served as an Executive Director of Colony from April 2015 to January 2017. Mr. Traenkle also served as a Principal of CCLLC, where he was involved in many facets of the firm’s activities including: distressed debt initiatives, investment and divestment decisions, business development and global client relations. Prior to becoming a Principal at CCLLC in January 2005, Mr. Traenkle served as a Vice President of Acquisitions at CCLLC and was responsible for the identification, evaluation, consummation, and management of investments. Before rejoining the Colony business in 2002, Mr. Traenkle worked for a private equity investment firm, where he was responsible for real estate-related investment and management activities. Prior to joining the Colony business in 1993, Mr. Traenkle worked for an investment bank, First Albany Corporation, in its

Municipal Finance department. Mr. Traenkle received a B.S. in Mechanical Engineering in 1992 from Rensselaer Polytechnic Institute in Troy, New York.

Robert C. Gatenio. Mr. Gatenio has served as the Chief Operating Officer of the Trust since January 2018. Mr. Gatenio has served as the Managing Director & Co-Head of US Investment Management of Colony NorthStar, positions he has held since June 2014 at the preceding company, NSAM. Mr. Gatenio is primarily responsible for Colony NorthStar’s investments in CRE securities, private equity real estate secondaries, and NorthStar Healthcare investments. Mr. Gatenio has previously served as Managing Director of NorthStar Realty Finance (“NorthStar Realty”) from 2010 to June 2014, as well as successive management positions since joining NorthStar Realty in 2006. Mr. Gatenio continues to serve as Vice Chairman of the Board at NorthStar Healthcare. Since his engagement at NorthStar Realty, Mr. Gatenio has overseen the acquisition of over $4 billion in commercial real estate securities, $3 billion in private equity real estate secondaries and has had a leading role in building the healthcare platform across the Managed Companies, which currently include a diversified portfolio of equity and debt healthcare real estate investments in excess of  $9 billion. Prior to joining NorthStar Realty, Mr. Gatenio was with Goldman Sachs, in its Commercial Mortgage origination and distribution group, and previous to that with Goldman Sachs Asset Management, with its Fixed Income Portfolio Management Team. Mr. Gatenio holds a Bachelor of Science in Finance from Syracuse University and a Master of Business Administration from Fordham University Business School.

Sujan S. Patel. Mr. Patel has served as the Managing Director and Co-Head of U.S. Investment Management at Colony NorthStar since January 2017. He also serves as the Chief Financial Officer of CLNS Credit since January 2018. He is responsible for overseeing the sourcing, structuring and execution of Colony NorthStar’s opportunistic equity, debt and strategic investments across all asset types and geographies. Mr. Patel was Managing Director and Co-Head of Investments at NSAM where he was directly involved in or oversaw over $21 billion of closed transactions. Prior to joining NSAM in 2007, Mr. Patel was with Thayer Lodging Group, a lodging dedicated private equity firm, focusing on all aspects of sourcing, acquiring, financing and disposing of over $2 billion of hotel investments. Mr. Patel began his career at Morgan Stanley in their investment banking division based in New York. He currently serves on the Advisory Board of the NYU Schack Institute of Real Estate and is a member of the Board of Advisors of the Graaskamp Center for Real Estate at the Wisconsin School of Business. Mr. Patel also sits on the Major Decision Committee of Island Hospitality Management and on the Board of SteelWave, a San Francisco Bay Area-based full-service commercial real estate management and operating company. In addition, Mr. Patel is involved in several real estate industry organizations including being a Member of the ULI Global Exchange Council and is a frequent speaker at industry conferences and seminars. Mr. Patel was named by the Commercial Observer in March 2014 as a member of its “Power 100” list honoring top commercial real estate professionals. Mr. Patel received a Bachelor of Arts in Engineering Sciences modified with Economics from Dartmouth College.

(a)(2) The Portfolio Managers primarily responsible for the day-to-day management of the Master Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies estimates as of December 31, 2017 for (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
Richard B. Saltzman
Registered Investment Companies	6	$61,292	1	$31,001
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,267,278	48	$15,267,278
Other Accounts	1	$2,300,000	1	$2,300,000
Mark M. Hedstrom
Registered Investment Companies	6	$61,292	1	$31,001
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,267,278	48	$15,267,278
Other Accounts	1	$2,300,000	1	$2,300,000
Kevin P. Traenkle
Registered Investment Companies	6	$61,292	1	$31,001
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,267,278	48	$15,267,278
Other Accounts	1	$2,300,000	1	$2,300,000
Robert C. Gatenio
Registered Investment Companies	6	$61,292	1	$31,001
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,267,278	48	$15,267,278
Other Accounts	1	$2,300,000	1	$2,300,000
Sujan S. Patel
Registered Investment Companies	6	$61,292	1	$31,001
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,267,278	48	$15,267,278
Other Accounts	1	$2,300,000	1	$2,300,000

Potential Conflicts of Interest

The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Master Fund and the Trusts, including, but not limited to, the following:

•
The officers and other personnel of the Advisor, allocate their time between advising the Master Fund, the Feeder Funds and managing other investment activities and business activities in which they may be involved, including managing and operating NorthStar Realty Europe, Colony NorthStar Credit, NorthStar Healthcare, NorthStar/RXR, NorthStar/Townsend and other funds or vehicles managed by Colony NorthStar or its affiliates, (the “Managed Companies”);

•
The Master Fund may compete with the Managed Companies, particularly Colony NorthStar Credit, for investments, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund’s behalf;

•
Regardless of the quality of the assets acquired by the Master Fund, the services provided to the Master Fund or whether the Master Fund makes distributions to its shareholders, the Advisor will receive a management fee in connection with the management of the Master Fund’s portfolio and may receive an incentive fee to the extent the Master Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•
The personnel of Colony NorthStar allocate their time between assisting the Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with the Managed Companies;

•
The Master Fund may compete with other Managed Companies for investment opportunities, subjecting Colony NorthStar and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to the Advisor;

•
From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Master Fund and other clients for which Colony NorthStar provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures.

These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Master Fund and such other clients;

•
Colony NorthStar and its affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Master Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Master Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Master Fund.

•
Colony NorthStar, and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Master Fund and/or may involve substantial time and resources of Colony NorthStar and its affiliates. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Colony NorthStar and its affiliates’ officers and personnel will not be devoted exclusively to the business of the Master Fund but will be allocated between the business of the Master Fund and the management of the monies of other advisees of affiliates of Colony NorthStar. Affiliates of Colony NorthStar may engage in investment advisory business with accounts that compete with the Master Fund and have no obligation to make their investment opportunities available to the Master Fund;

•
To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisor and its affiliates, the Advisor may determine it appropriate for the Master Fund and one or more Managed Companies to co-invest in an investment opportunity. The Master Fund has filed an application for exemptive relief from the SEC to engage in co-investment opportunities with Colony NorthStar and its affiliates, including Colony NorthStar Credit or other future vehicles. However, there can be no assurance that the Master Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Master Fund and the other participating accounts. To mitigate these conflicts, Colony NorthStar will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis and in accordance with its allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Master Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•
The 1940 Act prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Master Fund, or the Advisor, the Master Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Master Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) Colony NorthStar’s compensation and incentive structure covers investment personnel who render services to the RE Capital Fund-ADV on behalf of the Advisor and is designed to align the interests of the investment personnel serving the RE Capital Fund-ADV with those of Fund shareholders.

Each of Colony NorthStar’s senior executives, including each of the investment personnel who render services to the Master Fund on behalf of the Advisor receives a base salary and is eligible for a discretionary cash bonus and incentive compensation in the form of long term incentive equity grants in Colony NorthStar. Cash bonuses are determined, in part, by applying objective corporate financial metrics that encompass meaningful components of Colony NorthStar’s business and, in part, based on a subjective evaluation of pre-established personal performance targets applicable to the responsibilities of the individual executive as set by Colony NorthStar’s Compensation Committee or senior executives of Colony NorthStar.

(a)(4) Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the RE Capital Fund-ADV beneficially owned by each member of the Advisor’s investment committee as of February 23, 2018.

Name of Investment Committee Member	Dollar Range of Equity Securities in the RE Capital Fund-ADV(1)

Richard B. Saltzman	None

Mark M. Hedstrom	None

Kevin P. Traenkle	None

Robert C. Gatenio	None

Sujan S. Patel	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the RE Capital Fund-AVD’s shareholders may recommend nominees to the Master Fund’s board of trustees during the period covered by this annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a)
The RE Capital Fund-ADV’s principal executive officer and principal financial officer have evaluated the RE Capital Fund-ADV’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the RE Capital Fund-ADV’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the RE Capital Fund-ADV’s in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There was no change in the RE Capital Fund-ADV’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the RE Capital Fund-ADV’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	The certifications of the RE Capital Fund-ADV’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	The Proxy Voting Policies and Procedures of the Advisor are attached hereto in response to Item 7.

(b)	The certifications of the RE Capital Fund-ADV’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NorthStar Real Estate Capital Income Fund-ADV

By:	/s/ Kevin P. Traenkle
Kevin P. Traenkle
Chief Executive Officer and President
Date:	February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin P. Traenkle
Kevin P. Traenkle
Chief Executive Officer and President
(Principal Executive Officer)
Date:	February 23, 2018

By:	/s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date:	February 23, 2018